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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                 PNC BANK CORP.
                 EMPLOYEE STOCK PURCHASE PLAN - 4,000,000 SHARES

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or Officers of PNC Bank Corp. (the "Corporation"), a Pennsylvania corporation, hereby names, constitutes and appoints Walter E. Gregg, Jr., Melanie S. Cibik and Steven L. Kaplan, or each of them, with full power of substitution, such person's true and lawful attorney-in-fact and agent to execute in such person's name, place and stead, in any and all capacities, a Registration Statement on Form S-8 (or other appropriate form) for the registration under the Securities Act of 1933, as amended, of an additional 4,000,000 shares of the Corporation's Common Stock, par value $5.00 per share, to be issued in connection with the Corporation's Employee Stock Purchase Plan adopted by the Corporation's Board of Directors, as amended and restated, and to execute in such person's name, place and stead, in any and all capacities, any and all amendments to said Registration Statement.

And such persons hereby ratify and confirm all that said attorney or attorney-in-fact, or any substitute, shall lawfully do or cause to be done by virtue hereof.

Witness the due execution hereof by the following persons in the capacities indicated as of this April 22, 1997.

Name/Signature                        Capacity
--------------                        --------

/s/ THOMAS H. O'BRIEN
---------------------------          Chairman, Chief Executive Officer
Thomas H. O'Brien                    and Director


---------------------------          Director
Robert N. Clay

/s/ GEORGE A. DAVIDSON, JR.
---------------------------          Director
George A. Davidson, Jr.

/s/ DAVID F. GIRARD-DICARLO
---------------------------          Director
David F. Girard-diCarlo

/s/ DIANNA L. GREEN
---------------------------          Director
Dianna L. Green

/s/ C. G. GREFENSTETTE
---------------------------          Director
C. G. Grefenstette

                             Power of Attorney - 1


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/s/ ARTHUR J. KANIA
---------------------------          Director
Arthur J. Kania

/s/ BRUCE LINDSAY
---------------------------          Director
Bruce Lindsay

/s/ THOMAS MARSHALL
---------------------------          Director
Thomas Marshall

/s/ W. CRAIG MCCLELLAND
---------------------------          Director
W. Craig McClelland

/s/ DONALD I. MORITZ
---------------------------          Director
Donald I. Moritz

---------------------------          Director
Jackson H. Randolph

/s/ JAMES E. ROHR
---------------------------          President and Director
James E. Rohr

/s/ RODERIC H. ROSS
---------------------------          Director
Roderic H. Ross

---------------------------          Director
Vincent A. Sarni

/s/ GARRY J. SCHEURING
---------------------------          Director
Garry J. Scheuring

/s/ RICHARD P. SIMMONS
---------------------------          Director
Richard P. Simmons

                             Power of Attorney - 2


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/s/ THOMAS J. USHER
---------------------------          Director
Thomas J. Usher

/s/ MILTON A. WASHINGTON
---------------------------          Director
Milton A. Washington

/s/ HELGE H. WEHMEIER
---------------------------          Director
Helge H. Wehmeier

                             Power of Attorney - 3